UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

KURA SUSHI USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39012	26-3808434
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17461 Derian Avenue, Suite 200 Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (657) 333-4100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KRUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Kura Sushi USA, Inc. (the “Company”) was held virtually on January 29, 2021, at 10:00 a.m. Pacific Time. Stockholders considered three proposals at the meeting, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on December 18, 2020.

At the beginning of the Annual Meeting, there were 6,275,276 shares of Class A common stock and 1,000,050 shares of Class B common stock present at the Annual Meeting in person or by proxy, which represented 93.7% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on December 8, 2020 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the Record Date.

The final voting results are reported below.

Proposal One: Election of five directors, including Shintaro Asako, Kim Ellis, Seitaro Ishii, Hiroyuki Okamoto and Hajime Uba to serve for a term until the 2022 annual meeting of stockholders.

The Company’s stockholders elected each of the five nominees for director, and the voting results are set forth below:

Name	For	Against	Abstain	Broker Non-Votes
Shintaro Asako	15,223,231	223,932	1,672	826,941
Kim Ellis	15,224,422	221,330	3,083	826,941
Seitaro Ishii	15,164,281	282,881	1,673	826,941
Hiroyuki Okamoto	15,178,245	269,154	1,436	826,941
Hajime Uba	15,228,714	218,519	1,602	826,941

Proposal Two: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2021.

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2021, and the voting results are set forth below:

For	Against	Abstain
16,267,727	7,596	453

Proposal Three: Adoption of the proposed amendments to the Company’s 2018 Incentive Compensation Plan.

The Company’s stockholders adopted the proposed amendments to the Company’s 2018 Incentive Compensation Plan, as more fully described in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
15,216,882	226,658	5,295	826,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURA SUSHI USA, INC.

Date: February 1, 2021	By:	/s/ Hajime Uba
Name: Hajime Uba
Title: Chairman, President and CEO